UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2006
Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 IMATION PLACE OAKDALE, MINNESOTA		55128

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (651) 704-4000
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 Amendment to Employment Agreement between the Company and Bruce A. Henderson
EX-10.2 Form of Amended and Restated Severance Agreement with executive officers (except Mr. Henderson)

Item 1.01 Entry into a Material Definitive Agreement
     On February 27, 2006, the Compensation Committee of the Board of Directors of Imation Corp. (“Imation” or the “Company”) approved an amendment to Mr. Henderson’s Employment Agreement and on February 28, 2006, the Board of Directors of the Company approved an Amended and Restated Severance Agreement for executive officers (except Mr. Henderson).
     The amendments referred to above revised the definitions of Change of Control so that they are uniform (including uniformity with the changes made to the agreements included in Imation’s Current Report on Form 8-K filed February 13, 2006). The primary changes effected by those amendments include those described in Imation’s Current Report on Form 8-K filed February 13, 2006.
     As was the case prior to the amendments, the occurrence of a Change of Control under the new uniform definition does not trigger payment obligations under Mr. Henderson’s Employment Agreement or the Amended and Restated Severance Agreement unless the executive officer ceases to be an employee following the Change of Control.
     In addition to the modifications to the Change of Control definitions, the amendments modified the agreements in other respects, including the following:
•	The amendments to Employment Agreement with Mr. Henderson (attached as Exhibit 10.1), and the Amended and Restated Severance Agreement with executive officers (attached as Exhibit 10.2) provide that if the executive is qualified for severance benefits and the employment termination occurs:
(i) within the first year after a Change of Control, the severance benefit will continue to be two times base salary and two times the average annual bonus for the previous two years; and
(ii) more than one year, but within two years, after a Change of Control, the terminated executive will be entitled to a severance benefit equal to one times base salary for the year of termination and one times the average annual bonus for the previous two years.
•	Both the amendment to Employment Agreement with Mr. Henderson (attached as Exhibit 10.1) and the Amended and Restated Severance Agreement with executive officers (attached as Exhibit 10.2) provide that to the extent necessary to avoid adverse Federal tax treatment under Section 409A of the Code, the provisions of the respective agreements will be modified. Such modifications may include a six-month deferral of payments under the respective agreements following termination of employment.
     No amendment will be effective until signed by the Company and the other party to the agreement.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits

10.1	Amendment to Employment Agreement between the Company and Bruce A. Henderson
10.2	Form of Amended and Restated Severance Agreement with executive officers (except Mr. Henderson)
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)
Date: March 3, 2006	By:	/s/ Paul R. Zeller
Paul R. Zeller
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
10.1	Amendment to Employment Agreement between the Company and Bruce A. Henderson
10.2	Form of Amended and Restated Severance Agreement with executive officers (except Mr. Henderson)